                                                                     EXHIBIT 3.2










                       SECOND AMENDED AND RESTATED BYLAWS

                                       OF

                             SOFTWARE SPECTRUM, INC.

                                TABLE OF CONTENTS

                       SECOND AMENDED AND RESTATED BYLAWS

                                       OF

                             SOFTWARE SPECTRUM, INC.

                                    ---o0o---


                                                                                                               Page
                                                                                                               ----
ARTICLE I.........................................................................................................1
         1.1      Registered Office...............................................................................1
         1.2      Other Offices...................................................................................1


ARTICLE II........................................................................................................1
         2.1      Place of Meetings...............................................................................1
         2.2      Annual Meeting..................................................................................1
         2.3      Special Meetings................................................................................1
         2.4      Notice of Annual or Special Meeting.............................................................2
         2.5      Business at Special Meeting.....................................................................2
         2.6      Quorum of Shareholders..........................................................................2
         2.7      Act of Shareholders' Meeting....................................................................3
         2.8      Voting of Shares................................................................................3
         2.9      Proxies.........................................................................................3
         2.10     Voting List.....................................................................................3
         2.11     Action by Written Consent Without a Meeting.....................................................4
         2.12     Nature of Business at Meetings of Shareholders..................................................4
         2.13     Nomination of Directors.........................................................................5


ARTICLE III.......................................................................................................6
         3.1      Powers..........................................................................................6
         3.2      Number of Directors.............................................................................6
         3.3      Election and Term...............................................................................6
         3.4      Newly Created Directorship and Vacancies........................................................7
         3.5      Removal.........................................................................................7
         3.6      Amendment, Repeal, Etc..........................................................................7
         3.7      Compensation of Directors.......................................................................7



                                       (i)

ARTICLE IV........................................................................................................8
         4.1      First Meeting...................................................................................8
         4.2      Regular Meetings................................................................................8
         4.3      Special Meetings................................................................................8
         4.4      Business at Regular or Special Meeting..........................................................8
         4.5      Quorum of Directors.............................................................................8
         4.6      Interested Directors............................................................................8
         4.7      Act of Directors' Meeting.......................................................................9
         4.8      Action by Written Consent Without a Meeting.....................................................9


ARTICLE V.........................................................................................................9


ARTICLE VI.......................................................................................................10
         6.1      Methods of Giving Notice.......................................................................10
         6.2      Waiver of Notice...............................................................................10
         6.3      Attendance as Waiver...........................................................................10


ARTICLE VII......................................................................................................10


ARTICLE VIII.....................................................................................................10
         8.1      Executive Officers.............................................................................10
         8.2      Election and Qualification.....................................................................11
         8.3      Other Officers and Agents......................................................................11
         8.4      Salaries.......................................................................................11
         8.5      Term, Removal, and Vacancies...................................................................11
         8.6      Chief Executive Officer........................................................................11
         8.7      President......................................................................................11
         8.8      Vice Presidents................................................................................12
         8.9      Secretary......................................................................................12
         8.10     Assistant Secretaries..........................................................................12
         8.11     Treasurer......................................................................................12
         8.12     Assistant Treasurers...........................................................................12
         8.13     Officer's Bond.................................................................................12


ARTICLE IX.......................................................................................................13
         9.1      Definitions....................................................................................13
         9.2      Standard for Indemnification...................................................................13
         9.3      Prohibited Indemnification.....................................................................14
         9.4      Effect of Termination of Proceeding............................................................14



                                      (ii)

         9.5      Proceeding By or In Behalf of Corporation......................................................14
         9.6      Determination of Indemnification...............................................................14
         9.7      Authorization of Indemnification...............................................................15
         9.8      Successful Defense of Proceeding...............................................................15
         9.9      Court Order in Suit for Indemnification........................................................15
         9.10     Court Determination of Indemnification.........................................................15
         9.11     Advancement of Expenses........................................................................15
         9.12     Obligation for Repayment of Advancement........................................................16
         9.13     Expenses of Witness............................................................................16
         9.14     Indemnification and Advancement of Expenses to Officers and Others.............................16
         9.15     Indemnification and Advancement of Expenses to Nominees and Designees..........................16
         9.16     Further Indemnification and Advancement of Expenses to Officers and Others.....................16
         9.17     Continuation of Indemnification................................................................16
         9.18     Liability Insurance and Other Arrangements.....................................................16
         9.19     Report to Shareholders.........................................................................17
         9.20     Service to Employee Benefit Plan...............................................................17


ARTICLE X........................................................................................................17
         10.1     Certificates Representing Shares...............................................................17
         10.2     Restriction on Transfer of Shares..............................................................18
         10.3     Transfer of Shares.............................................................................18
         10.4     Lost, Stolen or Destroyed Certificates.........................................................19
         10.5     Closing of Transfer Books and Record Date......................................................19
         10.6     Registered Shareholders........................................................................20


ARTICLE XI.......................................................................................................20
         11.1     Distributions..................................................................................20
         11.2     Share Dividends................................................................................21
         11.3     Reserves.......................................................................................21
         11.4     Reports........................................................................................22
         11.5     Checks.........................................................................................22
         11.6     Fiscal Year....................................................................................22
         11.7     Seal...........................................................................................22


ARTICLE XII......................................................................................................22
         12.1     Current Bylaws.................................................................................22
         12.2     Bylaws Not Subject to Amendment or Repeal......................................................22
         12.3     Shareholders and Directors May Amend and Repeal................................................22



                                      (iii)
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                       SECOND AMENDED AND RESTATED BYLAWS

                                       OF

                             SOFTWARE SPECTRUM, INC.

                                    ---o0o---



                                    ARTICLE I

                                     OFFICES

         1.1 Registered Office. The registered office of the corporation shall be located in the City of Garland, County of Dallas, State of Texas. The location of the registered office of the corporation may be changed from time to time to such other city and county within the State of Texas as the Board of Directors may authorize.

         1.2 Other Offices. The corporation also may have offices at such other places both within and without the State of Texas as the Board of Directors may from time to time determine or as the business of the corporation may require.

                                   ARTICLE II

                          MEETINGS OF THE SHAREHOLDERS

         2.1 Place of Meetings. All meetings of shareholders for the election of directors or for any other proper purpose shall be held in the City of Garland, State of Texas, or at such other place within or without the State of Texas as the Board of Directors may from time to time designate, as stated in the notice of such meeting or a duly executed waiver of notice thereof.

         2.2 Annual Meeting. An annual meeting of shareholders shall be held on such date in each fiscal year of the corporation as the Board of Directors shall select, unless such day is a legal holiday, in which case such meeting shall be held at the specified time on the next full business day thereafter which is not a legal holiday. At such meeting the shareholders entitled to vote thereat shall elect by a plurality vote a Board of Directors and may transact such other business as may properly be brought before the meeting.

         2.3 Special Meetings. Special meetings of shareholders may be called by the Chairman of the Board of Directors, the President, the Board of Directors, or the holders of at least fifteen percent (15%) of all the shares entitled to vote at the proposed special meeting, unless the Articles of Incorporation provide for a number of shares greater than or less than fifteen percent (15%), in which event a special meeting of the shareholders may be called by the holders of at least the percentage of shares so specified in the Articles of Incorporation. In the event that the holders of at least fifteen (15) percent of all shares entitled to vote at a proposed special meeting (or such greater or lesser percentage as may be provided for in the Articles of Incorporation) shall desire to call for a special meeting of shareholders, such holders shall be required to deliver to the corporation a written notice of the request of such holders for such a special meeting, which notice shall: (i) set forth a statement of the purpose of purposes of such special meeting, identifying the business of the corporation to be conducted at such special meeting; and (ii) contain a formal request by such holders that the Board of Directors establish a record date for determining shareholders entitled to call such a special meeting of shareholders. Upon the receipt by the corporation of such notice, the Board of Directors shall, in its discretion, establish a record date for determining shareholders entitled to call such a special meeting of shareholders, which record date shall be no less than ten
(10) days and no more than ninety (90) days after the date of the receipt by the corporation of such notice.

         2.4 Notice of Annual or Special Meeting.

         A. Written or printed notice stating the place, day, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his or her or her address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

         B. Any notice required to be given to any shareholder, under any provision of these Bylaws, need not be given to the shareholder if (1) notice of two consecutive annual meetings and all notice of meetings held during the period between those annual meetings, if any, or (2) all (but in no event less than two) payments (if sent by first class mail) of distributions or interest on securities during a 12-month period have been mailed to that person, addressed at his or her or her address as shown on the records of the corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given and, if the action taken by the corporation is reflected in any articles or document filed with the Secretary of State of Texas, those articles or that document may state that notice was duly given to all persons to whom notice was required to be given. If such a person delivers to the corporation a written notice setting forth his or her or her then current address, the requirement that notice be given to such a person shall be reinstated.

         2.5 Business at Special Meeting. Only business within the purpose or purposes described in the notice required by Section 2.4 of these Bylaws may be conducted at a special meeting of the shareholders.

         2.6 Quorum of Shareholders. Unless otherwise provided in the Articles of Incorporation, the holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If, however, a quorum shall not be present or represented at any meeting of the shareholders, the shareholders present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.



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         2.7 Act of Shareholders' Meeting. The vote of the holders of a majority of the shares entitled to vote and thus represented at a meeting at which a quorum is present shall be the act of the shareholders' meeting, unless the vote of a greater number is required by law or the Articles of Incorporation.

         2.8 Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class are limited or denied by the Articles of Incorporation or are otherwise provided by law. Cumulative voting in the election of directors or otherwise is expressly prohibited by the Articles of Incorporation. At each election for directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him or her for as many persons as there are directors to be elected and for whose election he or she has the right to vote.

         2.9 Proxies. At any meeting of the shareholders, each shareholder having the right to vote shall be entitled to vote either in person or by proxy executed in writing by the shareholder or by his or her or her duly authorized attorney-in-fact. No proxy shall be valid after 11 months from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest. Proxies coupled with an interest include the appointment as proxy of:

         (1) a pledgee;

         (2) a person who purchased or agreed to purchase, or owns or holds option to purchase, shares of the corporation;

         (3) a creditor of the corporation who extended it credit under terms requiring the appointment;

         (4) an employee of the corporation whose employment contract requires the appointment; or

         (5) a party to a voting agreement created under Section B, Article 2.30 of the Texas Business Corporation Act.

         2.10 Voting List. The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least 10 days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares held by each shareholder, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such list also shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original stock transfer books shall be prima-facie evidence as to who are the shareholders entitled to examine such list or transfer books or to vote at any such meeting of shareholders.



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         2.11 Action by Written Consent Without a Meeting. Any action required or permitted by law, the Articles of Incorporation, or these Bylaws to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Such consent shall have the same force and effect as a unanimous vote of shareholders.

         2.12 Nature of Business at Meetings of Shareholders.

         A. No business may be transacted at an annual meeting of shareholders other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the President, the Secretary or the Officer or person calling the meeting, (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any shareholder of the corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 2.12 and on the record date for the determination of shareholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.12.

         B. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the corporation.

         To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

         C. To be in proper written form, a shareholder's notice to the Secretary must set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such shareholder,
(iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such shareholder, (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including identification of such person or persons) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

         D. No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.12; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 2.12 shall be deemed to



                                      -4-
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preclude discussion by any shareholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

         2.13 Nomination of Directors.

         A. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the corporation, except as may be otherwise provided in the Articles of Incorporation with respect to the right of holders of preferred stock of the corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any shareholder of the corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 2.13 and on the record date for the determination of shareholders entitled to vote at such meeting and
(ii) who complies with the notice procedures set forth in this Section 2.13.

         B. In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in a proper written form to the Secretary of the corporation.

         To be timely, a shareholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the corporation
(a) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the shareholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of shareholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs, unless the shareholder nominating persons for election to the Board of Directors has called the special meeting of shareholders, in which case notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the corporation not less than thirty (30) days prior to the day on which notice of the special meeting is mailed by such shareholder or requested by such shareholder for the corporation to mail.

         C. To be in proper written form, a shareholder's notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for



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election of directors pursuant to Section 14 of the Securities Exchange Act of
1934 as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder, (ii) the class or series and number of shares of capital stock of the corporation which are owned beneficially or of record by such shareholder, (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including identification of such person or persons) pursuant to which the nomination(s) are to be made by such shareholder, (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

         D. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this
Section 2.13. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

                                   ARTICLE III

                               BOARD OF DIRECTORS

         3.1 Powers. The business and affairs of the corporation shall be managed by its Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation or these Bylaws directed or required to be exercised and done by the shareholders.

         3.2 Number of Directors. The number of directors of the corporation constituting the Board of Directors shall be not less than three (3) nor more than nine (9). The first Board of Directors constituted after the date of adoption hereof shall consist of six (6) directors, subject to the provisions of this Article 3.

         3.3 Election and Term. Beginning with the election of directors at the annual meeting of shareholders in 1991, the directors shall be divided into three (3) classes, designated as Class A, Class B and Class C, and each class shall initially consist of two directors. The initial term of office of the Class A directors shall expire at the 1992 annual meeting of the shareholders of the corporation; the initial terms of office of the Class B directors shall expire at the 1993 annual meeting of the shareholders of the corporation; and the initial terms of office of the Class C directors shall expire at the 1994 annual meeting of the directors of the corporation. At each annual election after such initial terms, the number of directors equal to the number of directors of the class whose term expires on the day of such election shall be elected for a term of three years. Each director elected shall hold office until the expiration of the term for which he is elected and until his successor is duly elected and qualified or until his earlier death, resignation, retirement, disqualification or removal. In the event the number of directors constituting the entire Board of Directors shall be a number not evenly divisible by three, the number of directors to serve in each

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class shall be determined by the Board of Directors, subject to the requirement that the number of directors in each class shall be as nearly equal as possible.

         3.4 Newly Created Directorships and Vacancies. Except as otherwise determined pursuant to the provisions set forth below relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, newly-created directorships resulting from any increase in the authorized number of directors and any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification or removal from office or other cause shall be filled by a majority vote of the directors then in office (and not by the shareholders), and directors so chosen shall hold office for a term expiring at the next annual meeting of shareholders at which the term of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

         Notwithstanding the preceding provisions of this section, whenever the holders of any class or series of shares are entitled to elect one or more directors by the provisions of the Articles of Incorporation, any vacancies in such directorships and any newly created directorships of such class or series to be filled by reason of an increase in the number of such directors may be filled by the affirmative vote of a majority of the directors elected by such class or series then in office or by a sole remaining director so elected, or by vote of the holders of the outstanding shares of such class or series, and such directorships shall not in any case be filled by the vote of the remaining directors or the holders of the outstanding shares as a whole unless otherwise provided in the Articles of Incorporation.

         3.5 Removal. Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director or directors may be removed from office at any time, but only by the affirmative vote of (i) the holders of at least two-thirds of the voting power of the then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as single class, or (ii) a majority of the members of the Board of Directors then serving.

         3.6 Amendment, Repeal, Etc. Notwithstanding any other provisions of these Bylaws of the corporation (and notwithstanding the fact that a lesser percentage may be specified by law or the Articles of Incorporation of the corporation), the affirmative vote of both (i) a majority of the members of the Board of Directors then serving, and (ii) the holders of two-thirds or more of the voting power of the then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal, or adopt any provision inconsistent with, Sections 3.1 through 3.6 of this Article III.

         3.7 Compensation of Directors. As specifically prescribed from time to time by resolution of the Board of Directors, the directors of the corporation may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or receive any other form of compensation for services in their capacity as directors. This provision shall not preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV

                              MEETINGS OF THE BOARD

         4.1 First Meeting. The first meeting of each newly elected Board of Directors shall be held at such time and place either within or without the State of Texas as shall be fixed by the vote of the shareholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present, or the meeting may be convened at such place and time as shall be fixed by the consent in writing of all the directors.

         4.2 Regular Meetings. Regular meetings of the Board of Directors may be held with or without notice at such time and at such place either within or without the State of Texas as from time to time shall be prescribed by resolution of the Board of Directors.

         4.3 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the President, and shall be called by the Chairman of the Board of Directors or the President on the written request of two directors. Written notice of special meetings of the Board of Directors shall be given to each director at least five (5) days before the date of the meeting.

         4.4 Business at Regular or Special Meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         4.5 Quorum of Directors. A majority of the Board of Directors shall constitute a quorum for the transaction of business, unless a greater number is required by law or the Articles of Incorporation. If a quorum shall not be participating at any meeting of the Board of Directors, the directors participating thereat may adjourn the meeting from time to time, without notice other than announcement of the meeting, until a quorum shall be present.

         4.6 Interested Directors.

         A. No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if:

                  (1) The material facts as to his or her or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

                  (2) The material facts as to his or her or her relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or

                  (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the shareholders.

         B. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

         4.7 Act of Directors' Meeting. The act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by law or the Articles of Incorporation.

         4.8 Action by Written Consent Without a Meeting. Any action required or permitted by law, the Articles of Incorporation or these Bylaws to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all members of the Board of Directors or committee, as the case may be. Such consent shall have the same force and effect as a unanimous vote at such meeting.


                                    ARTICLE V

                                   COMMITTEES

         The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more committees, each of which shall be comprised of one or more members, and to the extent provided in such resolution or in the Articles of Incorporation or in these Bylaws, shall have and may exercise all of the authority of the Board of Directors, except that no such committee shall have the authority of the Board of Directors in reference to amending the Articles of Incorporation, approving a plan of merger or consolidation, recommending to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business, recommending to the shareholders a voluntary dissolution of the corporation or a revocation thereof, amending, altering or repealing the Bylaws of the corporation or adopting new Bylaws for the corporation, filling vacancies in the Board of Directors or any such committee, filling any directorship to be filled by reason of an increase in the numbers of directors, electing or removing officers, members of the Board of Directors or members of any such committee, fixing the compensation of any member of such committee, or altering or repealing any resolution of the Board of Directions which by its terms provides that it shall not be so amendable or repealable. No such committee shall have the power or authority to declare a dividend or to authorize the issuance of shares of the corporation. Vacancies in the membership of the committee shall be filled by the Board of Directors at a regular or special meeting of the Board. The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The designation of such a committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him or her by law.

                                   ARTICLE VI

                                     NOTICES

         6.1 Methods of Giving Notice. Whenever any notice is required to be given to any shareholder or director under the provisions of any statute, the Articles of Incorporation, or these Bylaws, it shall be given in writing and delivered personally or mailed to such shareholder or director at such address as appears on the books of the corporation, and such notice shall be deemed to be delivered at the time when the same shall be deposited in the United States mail with sufficient postage thereon prepaid. Notice to directors also may be given by telefax or telegram, and notice given by such means shall be deemed given at the time the telefax is sent or at the time the telegram is delivered to the telegraph office.

         6.2 Waiver of Notice. Whenever any notice is required to be given to any shareholder or director under the provisions of any law, the Articles of Incorporation, or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

         6.3 Attendance as Waiver. Attendance of a director at a meeting of the Board of Directors or a committee thereof shall constitute a waiver of notice of such meeting, except when a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE VII

                       ACTION WITHOUT A MEETING BY USE OF
                              CONFERENCE TELEPHONE
                       OR SIMILAR COMMUNICATIONS EQUIPMENT

         Subject to the provisions hereof requiring or permitting notice of meeting, unless otherwise restricted by the Articles of Incorporation or these Bylaws, shareholders, members of the Board of Directors, or members of any committee designated by such Board may participate in and hold a meeting of such shareholders, Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE VIII

                                    OFFICERS

         8.1 Executive Officers. The officers of the corporation shall consist of a President and a Secretary, and may also include one or more Vice Presidents, a Treasurer, and such other officers as are provided for in Section
8.3 of this Article. Any Vice President of the corporation may, by the addition of a number or a word or words before or after the title "Vice President," be designated "Senior Executive," "Executive," "Senior," "Trust," "Second," or "Assistant" Vice President. Each officer of the corporation shall be elected by the Board of Directors or shall be appointed by the Chief Executive Officer, as provided in Section 8.2 of this Article. Any two or more offices may be held by the same person.

         8.2 Election and Qualification. The Board of Directors, at its first meeting after each annual meeting of shareholders, shall choose a President and a Secretary, neither of whom need be a member of the Board. The Board also may elect one of its members Chairman of the Board, and may elect a Chief Executive Officer, one or more Vice Presidents, a Treasurer, and one or more Assistant Secretaries and Assistant Treasurers. The Board of Directors, may by resolution adopted from time to time, authorize the Chief Executive Officer, if so designated, to appoint such other officers of the corporation, including Vice Presidents of the Company, as the Chief Executive Officer shall deem appropriate from time to time.

         8.3 Other Officers and Agents. The Board of Directors or the Chief Executive Officer, if so authorized by the Board, may elect or appoint such other officers, including assistant officers and agents as may be necessary or appropriate, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board, or the Chief Executive Officer of the corporation, as the case may be.

         8.4 Salaries. The salaries of all officers and agents of the corporation shall be fixed by resolution of the Board of Directors or any committee of the Board of Directors.

         8.5 Term, Removal, and Vacancies. Each officer of the corporation shall hold office until his or her successor is chosen and qualified or until his or her death, resignation or removal. Any officer may resign at any time upon giving written notice to the corporation. Any officer or agent or member of a committee elected or appointed by the Board of Directors or the Chief Executive Officer may be removed by the Board of Directors whenever in its judgment the best interests of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent or member of a committee shall not of itself create contract rights. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise shall be filled if so authorized by the Board of Directors or if designated such authority, the Chief Executive Officer.

         8.6 Chief Executive Officer. The Board of Directors may designate an officer as the Chief Executive Officer of the corporation. The officer so designated as the Chief Executive Officer shall preside at all meetings of the shareholders and of the Board of Directors and shall have and shall exercise all of the powers and duties as usually pertain to such office or as may be delegated by the Board of Directors. Unless the Board of Directors shall otherwise delegate such duties, the Chief Executive Officer shall be ex-officio a member of all standing committees. The Chief Executive Officer shall have general powers of oversight, supervision and management of the business and affairs of the corporation, and shall see that all orders and resolutions of the Board of Directors are carried into effect. If a Chief Executive Officer is not otherwise designated by the Board of Directors, the President shall be the Chief Executive Officer of the corporation.

         8.7 President. The President shall have such powers and duties as usually pertain to such office, except as the same may be modified by the Board of Directors. Unless the Board of

Directors shall otherwise delegate such duties, the President shall have general and active control of the day to day affairs and management of the business of the corporation. Unless otherwise determined by the Board of Directors, the President shall, in the absence or disability of the Chief Executive Officer, perform the duties and exercise the power of the Chief Executive Officer.

         8.8 Vice Presidents. Unless otherwise determined by the Board of Directors, one of the Vice Presidents shall, in the absence or disability of the President, perform the duties and exercise the powers of the President. The various Vice Presidents shall perform such other duties and have such other powers as the Board of Directors or Chief Executive officer, as appropriate, shall prescribe.

         8.9 Secretary. The Secretary shall attend all meetings of the Board of Directors and of the shareholders, record all the proceedings of the meetings of the Board of Directors and of the shareholders in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He or she shall give, or cause to be given, notice of all meetings of the shareholders and special meetings as may be prescribed by the Board of Directors or the President. He or she shall keep in safe custody the seal of the corporation, and, when authorized by the Board of Directors, affix the same to any instrument requiring it, and, when so affixed, it shall be attested by his or her or her signature or by the signature of an Assistant Secretary, or if there be none, the signature of the Treasurer acting as Assistant Secretary.

         8.10 Assistant Secretaries. An Assistant Secretary, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

         8.11 Treasurer. The Treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer, President and the Board of Directors at its regular meetings, or when the Board of Directors so requires, an account of all his or her transactions as Treasurer, and of the financial condition of the corporation.

         8.12 Assistant Treasurers. An Assistant Treasurer, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. The Assistant Treasurer shall perform such other duties and have such other powers as the Board of Directors from time to time prescribe.

         8.13 Officer's Bond. If required by the Board of Directors, any officer so required shall give the corporation a bond (which shall be renewed as the Board may require) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the corporation, in case of his or her death, resignation, retirement or removal from office, of any and all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control belonging to the corporation.

                                   ARTICLE IX

                                 INDEMNIFICATION

         9.1 Definitions. For purposes of this Article 9:

                  (1) "Director" means any person who is or was a director of the corporation and any person who, while a director of the corporation, is or was serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of any other foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise.

                  (2) "Expenses" include court costs and attorneys' fees.

                  (3) "Official Capacity" means:

                           (a) when used with respect to a director, the office
                  of director in the corporation; and

                           (b) when used with respect to a person other than a
                  director, the elective or appointive office in the corporation held by the officer or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation, but

                           (c) in both paragraphs (b) and (c) does not include
                  service for any other foreign or domestic corporation or any partnership, joint venture, sole proprietorship, trust employee benefit plan, or other enterprise.

                  (4) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

         9.2 Standard for Indemnification. The corporation shall indemnify a director who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the director is or was a director of the corporation only if it is determined in accordance with Section 9.6 that the director:

                  (1) conducted himself in good faith;

                  (2) reasonably believed:

                           (a) in the case of conduct in his or her official
                  capacity as a director of the corporation, that his or her conduct was in the corporation's best interests; and

                           (b) in all other cases, that his or her conduct was
                  at least not opposed to the corporation's best interests; and

                           (3) in the case of any criminal proceeding, had no
                  reasonable cause to believe his or her conduct was unlawful.

         9.3 Prohibited Indemnification.

         A. Except to the extent permitted by Subsection B of this Section 9.3, a director may not be indemnified under Section 9.2 in respect of a proceeding:

                  (1) in which the director is found liable on the basis that personal benefit was improperly received by him or her, whether or not the benefit results from an action taken in the person's official capacity; or

                  (2) in which the director is found liable to the corporation.

         B. A director may be indemnified under Section 9.2 against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; but if the director is found liable to the corporation or is found liable on the basis that personal benefit was improperly received by the director, the indemnification (1) is limited to reasonable expenses actually incurred by the director in connection with the proceeding and (2) shall not be made in respect of any proceeding in which the director shall have been found liable for willful or intentional misconduct in the performance of his or her duty to the corporation.

         9.4 Effect of Termination of Proceeding. The termination of a proceeding by judgment, order, settlement, or conviction, or a plea of nolo contendere or its equivalent is not of itself determinative that the director did not meet the requirements set forth in Section 9.2. A director shall be deemed to have been found liable in respect of any claim, issue or matter only after the person shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom.

         9.5 Proceeding By or In Behalf of Corporation. A director shall be indemnified under Section 9.2 against judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; but if the proceeding was brought by or in behalf of the corporation, the indemnification is limited to reasonable expenses actually incurred by the director in connection with the proceeding.

         9.6 Determination of Indemnification. A determination of indemnification under Section 9.2 must be made:

                  (1) by a majority vote of a quorum consisting of directors who at the time of the vote are not named defendants or respondents in the proceeding; provided, however, that if such a quorum cannot be obtained, such determination may be made by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in the proceeding;

                  (2) by special legal counsel selected by the Board of Directors or a committee of the Board of Directors by vote as set forth in Subsection (1) of this section, or, if such a quorum cannot be obtained and such committee cannot be established, by a majority vote of all directors; or

                  (3) by the shareholders in a vote that excludes the shares held by directors who are named defendants or respondents in the proceeding.

         9.7 Authorization of Indemnification. Authorization of indemnification and determination as to reasonableness of expenses must be made in the same manner as the determination that indemnification is permissible, except that if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses must be made in the manner specified by Subsection (2) of Section
9.6 for the selection of special legal counsel. A provision contained in these Bylaws, a resolution of shareholders or directors, or an agreement that makes mandatory the indemnification permitted under Section 9.2 of this article shall be deemed to constitute authorization of indemnification in the manner required by this section even though such provision may not have been adopted or authorized in the same manner as the determination that indemnification is permissible.

         9.8 Successful Defense of Proceeding. The corporation shall indemnify a director against reasonable expenses incurred by him or her in connection with a proceeding in which he or she is a named defendant or respondent because he or she is or was a director if he or she has been wholly successful, on the merits or otherwise, in the defense of the proceeding.

         9.9 Court Order in Suit for Indemnification. If, in a suit for the indemnification required by Section 9.8 a court of competent jurisdiction determines that the director is entitled to indemnification under that section, the court shall order indemnification and shall award to the director the expenses incurred in securing the indemnification.

         9.10 Court Determination of Indemnification. If, upon application of a director, a court of competent jurisdiction determines, after giving any notice that such court considers necessary, that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he or she has met the requirements set forth in Section 9.2 or has been adjudged liable in the circumstances described by Section 9.3, the court may order the indemnification that the court determines is proper and equitable. The court shall limit indemnification to reasonable expenses if the proceeding is brought by or in behalf of the corporation or if the director is found liable on the basis that he or she improperly received personal benefit, whether or not the benefit resulted from an action taken in the director's official capacity.

         9.11 Advancement of Expenses. Reasonable expenses incurred by a director who was, is, or is threatened to be made a named defendant or respondent in a proceeding shall be paid or reimbursed by the corporation in advance of the final disposition of the proceeding and without any of the determinations specified in Sections 9.6 and 9.7 after the corporation receives a written affirmation of the director of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification under this
Article 9 and a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he or she has not met those requirements.

         9.12 Obligation for Repayment of Advancement. The written undertaking required by Section 9.11 must be an unlimited general obligation of the director but need not be secured. It may be accepted without reference to financial ability to make repayment.

         9.13 Expenses of Witness. Notwithstanding any other provision of this
Article 9, the corporation may pay or reimburse expenses incurred by a director in connection with his or her appearance as a witness or other participation in a proceeding at a time when he or she is not a named defendant or respondent in the proceeding.

         9.14 Indemnification and Advancement of Expenses to Officers and Others. The officers of the corporation shall be indemnified as, and to the same extent, provided by Sections 9.8, 9.9 and 9.10 for a director, and are entitled to seek indemnification under those sections to the same extent as a director. The corporation shall indemnify and advance expenses to the officers of the corporation to the same extent that it may indemnify and advance expenses to directors under this Article 9.

         9.15 Indemnification and Advancement of Expenses to Nominees and Designees. The corporation may indemnify and advance expenses to persons who are not or were not directors of the corporation but who are or were serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise to the same extent that it may indemnify and advance expenses to directors under this Article 9.

         9.16 Further Indemnification and Advancement of Expenses to Officers and Others. The corporation may indemnify and advance expenses to an officer, and may indemnify and advance expenses to an employee, agent, or person identified in Section 9.15 and who is not a director to such further extent as provided by general or specific action of the Board of Directors, by vote of the shareholders, by contract, or as otherwise permitted by law.

         9.17 Continuation of Indemnification. The indemnification and advancement of expenses provided by this Article 9 shall continue as to a person who has ceased to hold his or her position as a director, officer, employee, agent, or other nominee, or designee as described in Section 9.15 and, in the event of the death of such director, officer, employee, agent or other nominee or designee, shall inure to the benefit of his or her heirs, executors and administrators.

         9.18 Liability Insurance and Other Arrangements. The corporation may purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee, or agent of the corporation or who is or was serving at the request of the corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, against any liability asserted against him or her and incurred by him or her in such a capacity or arising out of his or her status as such a person, whether or not the corporation would have the power to indemnify him or her against that liability under this Article 9. If the insurance or other arrangement is with a person or entity that is not regularly engaged in the business of providing insurance coverage, the insurance or arrangement may provide for payment of a liability with respect to which the corporation would not have the power to indemnify the person only if including coverage for the additional liability has been approved by the shareholders of the corporation. Without limiting the power of the corporation to procure or maintain any kind of insurance or other arrangement, the corporation may, for the benefit of persons indemnified by the corporation, (1) create a trust fund; (2) establish any form of self-insurance;
(3) secure its indemnity obligation by grant of a security interest or other lien on the assets of the corporation; or (4) establish a letter of credit, guaranty, or surety arrangement. The insurance or other arrangement may be procured, maintained, or established within the corporation or with any insurer or other person deemed appropriate by the Board of Directors regardless of whether all or part of the stock or other securities of the insurer or other person are owned in whole or part by the corporation. In the absence of fraud, the judgment of the Board of Directors as to the terms and conditions of the insurance or other arrangement and the identity of the insurer or other person participating in an arrangement shall be conclusive and the insurance or arrangement shall not be voidable and shall not subject the directors approving the insurance or arrangement to liability, on any ground, regardless of whether directors participating in the approval are beneficiaries of the insurance or arrangement.

         9.19 Report to Shareholders. Any indemnification of or advance of expenses in accordance with this Article 9 shall be reported in writing to the shareholders with or before the notice or waiver of notice of the next shareholders' meeting or with or before the next submission to shareholders of a consent to action without a meeting pursuant to Section A, Article 9.10, of the Texas Business Corporation Act and, in any case, within the 12-month period immediately following the date of the indemnification or advance.

         9.20 Service to Employee Benefit Plan. For purposes of this Article 9, the corporation is deemed to have requested a director to serve an employee benefit plan whenever the performance by him or her of his or her duties to the corporation also imposes duties on or otherwise involves services by him or her to the plan or participants or beneficiaries of the plan. Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law are deemed fines. Action taken or omitted by him or her with respect to an employee benefit plan in the performance of his or her duties for a purpose reasonably believed by him or her to be in the interest of the participants and beneficiaries of the plan is deemed to be for a purpose which is not opposed to the best interests of the corporation.

                                    ARTICLE X

                             CERTIFICATES FOR SHARES

         10.1 Certificates Representing Shares. The corporation shall deliver certificates representing all shares to which shareholders are entitled. Such certificates shall be numbered and shall be entered in the books of the corporation as they are issued, and shall be signed by the President and Secretary of the corporation, and may be sealed with the seal of the corporation or a facsimile thereof. The signatures of the President and Secretary upon a certificate may be facsimiles. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer at the date of its issuance. If the corporation is authorized to issue shares of more than one class, each certificate representing shares issued by the corporation (1) shall conspicuously set forth on the face or back of the certificate a full statement of (a) all of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and, (b) if the corporation is authorized to issue shares of any preferred or special class in series, the variations in the relative rights and preferences of the shares of each such series to the extent the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series; or (2) shall conspicuously state on the face or back of the certificate that (a) such a statement is set forth in the Articles of Incorporation on file in the office of the Secretary of State of Texas and (b) the corporation will furnish a copy of such statement to the record holder of the certificate without charge on written request to the corporation at its principal place of business or registered office. If the corporation has by its Articles of Incorporation limited or denied the preemptive right of shareholders to acquire unissued or treasury shares of the corporation, each certificate representing shares issued by such corporation (1) shall conspicuously set forth on the face or back of the certificate a full statement of the limitation or denial of preemptive rights contained in the Articles of Incorporation, or (2) shall conspicuously state on the face or back of the certificate that (a) such a statement is set forth in the Articles of Incorporation on file in the office of the Secretary of State of Texas and (b) the corporation will furnish a copy of such statement to the record holder of the certificate without charge on request to the corporation at his principal place of business or registered office. Each certificate representing shares shall state upon the face thereof that the corporation is organized under the laws of the State of Texas, the name of the person to whom issued, the number and class of shares and the designation of the series, if any, which such certificate represents and the par value of each share represented by such certificate or a statement that the shares are without par value. No certificate shall be issued for any share until the consideration therefor, fixed as provided by law, has been fully paid.

         10.2 Restriction on Transfer of Shares. If any restriction on the transfer, or registration of the transfer, of shares shall be imposed or agreed to by the corporation, as permitted by law, the Articles of Incorporation or these Bylaws, such certificate representing shares so restricted (1) shall conspicuously set forth a full or summary statement of the restrictions on the face of the certificate, or (2) shall set forth such statement on the back of the certificate and conspicuously refer to the same on the face of the certificate, or (3) shall conspicuously state on the face or back of the certificate that such a restriction exists pursuant to a specified document and
(a) that the corporation will furnish to the record holder of the certificate without charge upon written request to the corporation at its principal place of business or registered office a copy of the specified document, or (b) if such document is one required or permitted to be and has been filed under applicable law, that such specified document is on file in the Office of the Secretary of State of Texas and contains a full statement of such restriction. Unless such document was on file in the Office of the Secretary of State of Texas at the time of the request, if the corporation fails within a reasonable time to furnish the record holder of a certificate, upon such request and without charge, a copy of the specified document, the corporation shall not be permitted thereafter to enforce its rights under the restriction imposed on the shares represented by such certificate. Any restriction on the transfer, or registration of transfer of shares of the corporation, if reasonable and noted conspicuously on the certificates representing such shares, may be enforced against the holder of the restricted shares or any successor or transferee of the holder, including an executor, administrator, trustee, guardian, or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificates representing such shares, a restriction, even though otherwise enforceable, is ineffective except against a person with actual knowledge of the restriction.

         10.3 Transfer of Shares. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of



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



succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

         10.4 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors in its discretion and as a condition precedent to the issuance thereof, may required the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         10.5 Closing of Transfer Books and Record Date.

         A.For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution by the corporation (other than a distribution involving a purchase or redemption by the corporation of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors, may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in the case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive a distribution (other than a distribution involving a purchase or redemption by the corporation of any of its own shares) or a share dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such distribution or share dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 10.5, such determination shall apply to any adjournment thereof except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

         B. Distributions of cash or property (tangible or intangible) made or payable by the corporation, whether in liquidation or from earnings, profits, assets, or capital, including all distributions that were payable but not paid to the registered owner of the shares, or his or her heirs, successors, or assigns but that are now being held in suspense by the corporation or that were paid or delivered by it into an escrow account or to a trustee or custodian, shall be payable by the corporation, escrow agent, trustee, or custodian to the person registered as owner of the shares in the corporation's stock transfer books as of the record date determined for that distribution as provided in Subsection A of this Section 10.5, or his or her heirs, successors, or assigns. The person in whose



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



name the shares are or were registered in the stock transfer books of the corporation as of the record date shall be deemed to be the owner of the shares registered in his or her name at that time. The corporation and it officers, directors, or agents shall not be under any liability for making such a distribution to a person in whose name shares were registered in the stock transfer books as of the record date or to the heirs, successors, or assigns of the person, even though the person, or his or her heirs, successors, or assigns, may not possess a certificate for shares.

         10.6 Registered Shareholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by these Bylaws or the laws of the State of Texas.

                                   ARTICLE XI

                               GENERAL PROVISIONS

         11.1 Distributions.

         A. The Board of Directors may authorize and the corporation may make distributions subject to any restrictions in the Articles of Incorporation and to the limitations set forth in Subsection B of this Section 11.1.

         B. A distribution may not be made by the corporation if:

                  (1) after giving effect to the distribution, the corporation would be insolvent; or

                  (2) the distribution exceeds the surplus of the corporation.

         C. Notwithstanding the limitation set forth in Part (2) of Subsection B of this Section 11.1, if the net assets of the corporation are not less than the amount of the proposed distribution:

                  (1) the corporation may make a distribution involving a purchase or redemption of any of its own shares if the purchase or redemption is made by the corporation to:

                           (a) eliminate fractional shares;

                           (b) collect or compromise indebtedness owned by or to
                  the corporation;

                           (c) pay dissenting shareholders entitled to payment
                  for their shares under the Texas Business Corporation Act; or

                           (d) effect the purchase or redemption of redeemable
                  shares in accordance with the Texas Business Corporation Act; and



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



                  (2) the corporation may make a distribution not involving a purchase or redemption of any of its own shares if the corporation is a consuming assets corporation at the time of the distribution.

         D. Notwithstanding the limitation set forth in Subsection B of this
Section 11.1, the corporation may make distributions pursuant to Article 6.4 of the Texas Business Corporation Act.

         E. The corporation's indebtedness to a shareholder incurred by reason of a distribution made in accordance with this Section 11.1 shall be at parity with the corporation's indebtedness to its general, unsecured creditors, except to the extent the indebtedness is subordinated, or payment of that indebtedness is secured, by agreement.

         11.2 Share Dividends.

         A. The Board of Directors may authorize and the corporation may pay share dividends subject to any restrictions in the Articles of Incorporation and to the limitations set forth in this Section 11.2.

         B. A share dividend payable in authorized but unissued shares may not be paid by the corporation if the surplus of the corporation is less than the amount required by this Section 11.2 to be transferred to stated capital at the time that such share dividend is paid.

         C. Share dividends payable in authorized but unissued shares having a par value shall be issued at the par value, and at the time that such share dividend is paid an amount of surplus designated by the Board of Directors not less than the aggregate par value of the shares to be issued pursuant to such share dividend shall be transferred to stated capital.

         D. Share dividends payable in authorized but unissued shares without par value shall be issued at the value fixed by resolution of the Board of Directors adopted at the time such share dividend is authorized, and at the time such share dividend is paid an amount of surplus equal to the aggregate values so fixed in respect of those shares shall be transferred to stated capital.

         E. A share dividend payable in shares of any class may not be paid to the holders of shares of any other class unless the Articles of Incorporation so provide or unless the payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

         11.3 Reserves. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall deem conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

         11.4 Reports. The Board of Directors shall, when requested by the holders of at least a majority of the outstanding shares of the corporation, present full and clear written reports, not more often than quarterly, of the amount of business and the financial condition of the corporation.

         11.5 Checks. All checks demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors from time to time may designate.

         11.6 Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

         11.7 Seal. The corporation may have a corporate seal and, if the Board of Directors adopts a corporate seal, the corporate seal shall have inscribed thereon the name of the corporation and may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                   ARTICLE XII

                                   AMENDMENTS

         12.1 Current Bylaws. These Bylaws shall be adopted by the Board of Directors. These Bylaws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with law or the Articles of Incorporation.

         12.2 Bylaws Not Subject to Amendment or Repeal. The Board of Directors may amend or repeal these Bylaws, or adopt new Bylaws, unless:

         A. the Articles of Incorporation or the Texas Business Corporation Act reserves the power exclusively to the shareholders in whole or part; or

         B. the shareholders in amending, repealing, or adopting a particular bylaw expressly provide that the Board of Directors may not amend or repeal that bylaw.

         12.3 Shareholders and Directors May Amend and Repeal. Unless the Articles of Incorporation or a bylaw adopted by the shareholders provides otherwise as to all or some portion of the Bylaws, the shareholders may amend, repeal or adopt the Bylaws even though the Bylaws may also be amended, repealed, or adopted by the Board of Directors.


DATED:  as of June 28, 2001.




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